Exhibit 32

NEWSTAR FINANCIAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of NewStar Financial, Inc. (the “Company”) for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NEWSTAR FINANCIAL, INC.

Date: November 13, 2007	/s/ TIMOTHY J. CONWAY
Timothy J. Conway
Chairman, Chief Executive Officer and President

Date: November 13, 2007	/s/ JOHN K. BRAY
John K. Bray
Chief Financial Officer